UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 1, 2010

CHINA SOLAR & CLEAN ENERGY SOLUTIONS, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-12561	95-3819300
(Commission File Number)	(IRS Employer Identification No.)

3/F West Wing Dingheng Plaza, 45A North Fengtai Road, Beijing, China, 100071
(Address of principal executive offices and zip code)

(86) 10-63860500
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officer

Effective April 1, 2010, Mr. Edward Chan resigned as the Chief Operating Officer of China Solar & Clean Energy Solutions, Inc. (the “Company”) due to personal reasons.  He remains as a strategic consultant with the Company.  Mr. Chan’s resignation was not a result of any disagreements relating to the Company’s operations, policies or practices and there were no disagreements between Mr. Chan and any officer or director of the Company. Currently no successor has been named to the position of Chief Operating Officer.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SOLAR & CLEAN ENERGY SOLUTIONS, INC.

	By:	/s/ Deli Du
Name: Deli Du
Title: Chief Executive Officer and President
Dated: April 6, 2010